UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2013

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On August 8, 2013, Sucampo Pharmaceuticals, Inc. (“the Company”) announced its consolidated financial results for the quarter ended June 30, 2013. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The slides from the presentation will be referenced below are incorporated by reference.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of directors or Certain Officers; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of directors or Certain Officers
On August 2, 2013, Dr. Ryuji Ueno, the Chairman of the Board, Chief Executive Officer and Chief Scientific Officer of the Company advised the Board of Directors of the Company (the “Board”) of his decision to focus exclusively on his role as Chief Scientific Officer of the Company and not continue as Chief Executive Officer and Chairman of the Board once a new chief executive officer is named by the Board. His current employment agreement with the Company will remain in effect. The Board expects that Dr. Ueno’s successor will be named before the end of the year and will determine at the appropriate time whether or not to appoint another member to the Board after Dr. Ueno leaves the Board.

(e) Compensatory Arrangements of Certain Officers
While serving as Chief Scientific Officer, Dr. Ueno will continue to receive his current annual salary and the same level of health insurance and other welfare benefits as he currently receives.

Item 7.01. Regulation FD Disclosure.

On August 8, 2013, the Company will host a conference call with investors to discuss the Company's financial and operating results for the quarter ended June 30, 2013. The conference call including slides will be made available to the public via conference call and webcast. The slides from the presentation are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibits 99.2 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 8, 2013, the Company issued a press release announcing the Board’s decision to begin a search for a successor to Dr. Ueno as Chief Executive Officer and the decision for Dr. Ueno not to continue as Chairman of the Board and Chief Executive Officer once his successor as Chief Executive Officer is named by the Board. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1           Press Release issued by the Company on August 8, 2013.
99.2           The corporate update presentation slides dated August 8, 2013.
99.3           Press Release issued by the Company on August 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date: August 8, 2013	By:	/s/ Thomas J. Knapp
		Name:	Thomas J. Knapp
		Title:	EVP, Chief Legal Officer and Corporate Secretary